Exhibit 10.36

WAIVER AND RELEASE, dated as of October 23, 2006 (this “Waiver and Release”), to (i) the Credit Agreement, dated as of May 9, 2005 (as amended by the First Amendment to Credit Agreement, dated as of October 21, 2005, the Second Amendment to Credit Agreement, dated as of December 28, 2005, and the Third Amendment to the Credit Agreement, dated as of April 3, 2006, and as may be further amended, supplemented or modified from time to time, the “Credit Agreement”), among KADANT INC. (the “Borrower”), the Foreign Subsidiary Borrowers from time to time parties thereto, the several Lenders from time to time parties thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and (ii) the Guarantee and Pledge Agreement, dated as of May 9, 2005 (as amended, supplemented or modified from time to time, the “Guarantee and Pledge Agreement”), made by the Borrower and certain of its Subsidiaries in favor of the Administrative Agent for the benefit of Lenders.

W I T N E S S E T H :

WHEREAS, the Borrower, certain Subsidiaries, the Required Lenders and the Administrative Agent are parties to the Credit Agreement, the Guarantee and Pledge Agreement and other Loan Documents;

WHEREAS, the Borrower wishes to complete an internal restructuring transaction, as described and detailed in the outlined steps as attached as Exhibit A hereto (the “Johnson Restructuring”);

WHEREAS, pursuant to the Guarantee and Collateral Agreement and the other Loan Documents, the Grantors granted to the Administrative Agent for the benefit of the Lenders security interests in the Collateral listed in Exhibit B hereto as collateral security for the Obligations (the “Security Interests”);

WHEREAS, the Borrower has requested that (i) the Required Lenders and the Administrative Agent waive any noncompliance by the Borrower or any Subsidiary with the provisions of the Credit Agreement and other Loan Documents to the extent that any steps or portion of the Johnson Restructuring result in a breach of any provisions of the Credit Agreement and (ii) the Required Lenders and the Administrative Agent agree to release the Security Interest;

WHEREAS, the Required Lenders and the Administrative Agent have consented to the requested waivers and release on and subject to the terms and conditions as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and the Guarantee and Pledge Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. General Waiver. The Required Lenders and the Administrative Agent hereby (i) agree and consent to the Borrower and its Subsidiaries consummation of the Johnson Restructuring and (ii) waive any non-compliance by the Borrower or any of its Subsidiaries with the provisions of the Credit Agreement and any other Loan Document to the extent that any steps or portion of the Johnson Restructuring result in a breach of any provisions of the Credit Agreement or any Loan Document.

3. Release of Security Interest. (a) Subject to paragraph (b), the Required Lenders and the Administrative Agent confirms that the Security Interests may be released by the Administrative Agent after receipt of a request from the Borrower.

(b) In the event that the Johnson Restructuring is not fully completed by December 31, 2007, the Borrower and each of the Loan Parties shall be required to comply with Section 6.9 of the Credit Agreement and Section 9.14 of the Guarantee and Pledge Agreement with respect to any Domestic Subsidiary that has acquired, owned or holds the Capital Stock of any “first tier” foreign subsidiary on such date.

4. Further Assurances. The Required Lenders authorize and direct the Administrative Agent to take any action as may be required to be undertaken pursuant to Sections 3 and 4 herein, including but not limited to, the delivery and execution of terminations or releases of Grantors from the Loan Documents, the release of Collateral or Liens, filing of the termination of UCC financing statements, or return of Pledged Securities, in each case in the manner as set forth in Section 9.15(b) of the Guarantee and Pledge Agreement without regard for any period of prior notice required by the said proviso so long as the notice received is reasonably acceptable to the Administrative Agent.

5. Continuing Effect; No Other Waivers and Release. The waiver and release provided for herein is limited to the waiver as specified in Section 2 herein and the release as specified in Section 3 herein and shall not constitute a consent, waiver, release or amendment of, or an indication of the Administrative Agent’s or the Required Lenders’ willingness to consent to any action requiring consent or release under any other provisions of the Credit Agreement, the Guarantee and Pledge Agreement or any other Loan Document for any other date or time period.

6. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

7. Conditions Precedent to Effectiveness. This Waiver and Release shall become effective on the date on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

8. Expenses. The Borrower agrees to promptly pay and/or reimburse the Administrative Agent for its invoiced out-of-pocket expenses in connection with this Waiver and Release (including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent).

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9. Counterparts. This Waiver and Release may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

10. GOVERNING LAW. THIS WAIVER AND RELEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Release to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

KADANT INC.,
as Borrower

By:	/s/ Thomas M. O’Brien
Name:	Thomas M. O’Brien
Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Vice President

[Signature Page to the Johnson Restructuring Waiver and Release]

Bank of China, New York Branch
as a Lender

By:	/s/ William W. Smith
Name:	William W. Smith
Title:	Deputy General Manager

[Signature Page to the Johnson Restructuring Waiver and Release]

Barclays Bank PLC,
as a Lender

By:	/s/ Vincent Muldoon
Name:	Vincent Muldoon
Title:	Director – North America

[Signature Page to the Johnson Restructuring Waiver and Release]

Citizens Bank of Massachusetts,
as a Lender

By:	/s/ William E. Lingard
Name:	William E. Lingard
Title:	Senior Vice President

[Signature Page to the Johnson Restructuring Waiver and Release]

National City Bank,
as a Lender

By:	/s/ Heather M. McIntyre
Name:	Heather M. McIntyre
Title:	Vice President

[Signature Page to the Johnson Restructuring Waiver and Release]

LE Credit Lyonnais
as a Lender

By:	/s/ Arnaud de Bantel
Name:	Arnaud de Bantel
Title:	Directeur Régional Entreprises
Champagne Ardenne 25, rue Carnot – 51100 REIMS

[Signature Page to the Johnson Restructuring Waiver and Release]

EXHIBIT A

KADANT INTERNAL RESTRUCTURING DETAILED TRANSACTION STEP PLAN

[TO BE ATTACHED.]

EXHIBIT B

SECURITY INTERESTS TO BE RELEASED

1.	The stock of Kadant (Gibraltar) Limited, pledged to the Administrative Agent for the benefit of Lenders by Kadant International Holdings Inc.;

2.	The stock of Kadant Johnson Canada Inc., pledged to the Administrative Agent for the benefit of Lenders by Kadant Johnson Inc.;

3.	The stock of Kadant Johnson Europe B.V., pledged to the Administrative Agent for the benefit of Lenders by Kadant Johnson Inc.;

4.	The stock of Tengzhou Feixuan Rotary Joint Manufacturing Co., Ltd., pledged to the Administrative Agent for the benefit of Lenders by Kadant Johnson China-TZ Holding Inc.;

5.	The stock of Kadant Johnson China Technology Company Ltd., pledged to the Administrative Agent for the benefit of Lenders by Kadant Johnson China-WX Holding Inc.;

6.	Kadant Johnson China-TZ Holding Inc. as Grantor under the Guarantee and Pledge Agreement.; and

7.	Kadant Johnson China-WX Holding Inc. as Grantor under the Guarantee and Pledge Agreement.